Ivy Funds

Supplement dated September 30, 2016 to the

Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund Prospectus

dated January 29, 2016

and as supplemented March 2, 2016, March 30, 2016 and June 8, 2016

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy Apollo Multi-Asset Income Fund on page 18:

Portfolio Managers

Each of the following has managed all or a portion of the Fund since its inception in October 2015:

■	Philip J. Sanders, President and Chief Investment Officer of IICO

■	Mark G. Beischel, Senior Vice President of IICO

■	Chad A. Gunther, Senior Vice President of IICO

■	Robert E. Nightingale, Senior Vice President of IICO

■	James Zelter, President of Apollo

■	George J. Noon, CFA, Portfolio Manager of LaSalle

■	Stanley J. Kraska, Jr., Portfolio Manager of LaSalle

■	Matthew Sgrizzi, CFA, Portfolio Manager of LaSalle

■	Lisa L. Kaufman*, Portfolio Manager of LaSalle

*	Ms. Kaufman assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund effective September 1, 2016.

Effective immediately, the following replaces the first paragraph of “The Management of the Funds – Portfolio Management” section for Ivy Apollo Multi-Asset Income Fund on page 41:

Philip J. Sanders, Mark G. Beischel, Chad A Gunther, Robert E. Nightingale, James Zelter, George J. Noon, Stanley J. Kraska, Matthew Sgrizzi and Lisa L. Kaufman are primarily responsible collectively for the day-to-day management of Ivy Apollo Multi-Asset Income Fund. Mr. Sanders has held his Fund responsibilities since October 2015. Mr. Sanders is President, CEO and Chairman of WRIMCO and IICO and President of the Trust. Effective August 2010, Mr. Sanders was appointed CIO of IICO and WRIMCO and effective February 2011, he was appointed CIO of WDR. Mr. Sanders joined WRIMCO in August 1998 and has served as a portfolio manager for funds managed by WRIMCO since that time. He earned a BA in Economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

Effective immediately, the seventh paragraph of “The Management of the Funds – Portfolio Management” section for Ivy Apollo Multi-Asset Income Fund on page 41 is deleted in its entirety.

Supplement	Prospectus	1